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Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350

        In connection with the Annual Report of Buckeye GP Holdings L.P. ("BGH") on Form 10-K for the year ended December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Vance E. Powers, Acting Chief Financial Officer of MainLine Management LLC, the general partner of BGH, hereby certify, to my knowledge, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

        (1)   The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

        (2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of BGH.

MAINLINE MANAGEMENT LLC, as general partner of BGH
Date: March 14, 2008	/s/ VANCE E. POWERS Vance E. Powers Acting Chief Financial Officer

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  Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350